SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 November 25, 1998



Commission     Registrant, State of Incorporation,          I.R.S. Employer
File Number    Address and Telephone Number                 Identification No.
-----------     -----------------------------              ------------------

1-6047          GPU, Inc.                                       13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 455-8200

ITEM 5.     OTHER EVENTS.
            -------------

      On November 25, 1998, GPU announced that its Midlands Electricity plc ("Midlands") subsidiary had entered into an agreement to sell its domestic electric supply business to National Power plc for a total purchase price of approximately $300 million.

      Midlands is a British regional electric company which distributes and supplies electricity in England. In 1996, GPU and Energy Corp. jointly acquired Midlands and each have a 50% ownership interest.

      A copy of GPU's related news release is annexed as an exhibit.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------
            (c)   Exhibits

                  1. GPU News Release, dated November 25, 1998.

SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.


                              By:   /s/ T. G. Howson
                                   -----------------------------
                                    T. G. Howson, Vice President
                                    and Treasurer


Date:   December 7, 1998